                                                                  Exhibit 10.6.2

                              [Stena AB Letterhead]

                                                                October 20, 2004

Vision Ltd.
c/o Arlington Tankers Ltd.
First Floor, The Hayward Building
22 Bermudiana Road
Hamilton, HM11
Bermuda

                  Re:  Replacement Charter and Guaranty Upon Optional
                       Termination of Charter

         Reference is hereby made to that certain Time Charter Party dated
October 20, 2004 (as amended or supplemented, the "Charter") between Vision Ltd.
(the "Owner") and CM V-Max I Limited (the "Charterer") in respect of M/T Stena
Vision (the "Vessel"). Further reference is made to that certain Guaranty dated
October 20, 2004 (as amended or supplemented, the "Guaranty") made by Concordia
Maritime AB in favor of the Owner guarantying all obligations of the Charterer under the Charter.

         In the event the Owner exercises its right to terminate the Charter in accordance with Clause 99 of the Charter, Stena AB (publ) hereby agrees: (i) to cause its wholly-owned subsidiary, Stena Bulk AB ("Stena Bulk"), to charter the
Vessel for the remainder of the charter period under the Charter on the same terms and conditions as the Charter (such replacement charter, the "Replacement
Charter"); and (ii) to issue a guaranty in favor of the Owner guarantying all obligations of Stena Bulk under the Replacement Charter on the same terms and conditions as the Guaranty.

         This letter agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party on exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.
The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

         This letter agreement shall be construed, performed and enforced in accordance with the laws of the State of New York without giving effect to its principles or rules of conflict of laws thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

         This letter agreement shall be binding upon Stena AB (publ) and its successors, permitted assigns and legal representatives and shall inure to the benefit of the Owner and its successors, permitted assigns and legal representatives. This letter agreement and any rights of either party hereunder, may not be assigned, directly or indirectly, without the prior written consent of the other party (which consent may be withheld at the sole discretion of such other party), provided that Owner may assign its rights hereunder as security to its lenders. Any assignment in violation of this paragraph shall be void and shall have no force and effect, it being understood for the avoidance of doubt that in the event that a party shall merge or consolidate with or into another entity or enter into a business combination or other similar transaction with another entity, such transaction shall constitute an assignment.

         Nothing in this letter agreement will confer any rights or benefits upon any person or entity that is not a party, a successor or permitted assignee of a party to this letter agreement. In addition, nothing in this letter agreement shall create any liability or obligation on the part of Stena AB
(publ) or Stena Bulk for any obligations or liabilities of Concordia Maritime AB
(publ) or the Charterer arising under any of their agreements with Arlington
Tankers Ltd. or any of its subsidiaries.

         This letter agreement may be executed by the parties hereto in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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         Please confirm that the foregoing is in accordance with your understanding by signing and returning to Stena AB (publ) a copy of this letter agreement whereupon this letter agreement shall become a binding agreement among
us.

Very truly yours,

Stena AB (publ)

By:  /s/ Mats Berglund
     -----------------------------------------
     Name: Mats Berglund
     Title: Attorney-in-fact

Acknowledged and Agreed
As of the 20th day of October, 2004

Vision Ltd.

By:/s/ Marcello Ausenda
   ----------------------
   Name: Marcello Ausenda
   Title: Director

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